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                                                                    Exhibit 99.5

           CONSENT TO THE INCLUSION OF NAME IN REGISTRATION STATEMENT


     The undersigned hereby consents to the inclusion of the undersigned's name in the Registration Statement on Form S-4 (No. 333-59557) of Cell Pathways Holdings, Inc. and any amendment thereto.


Date: September 3, 1998                       /s/ Louis Weiner, M.D.
                                             ________________________________
                                             Name: (Louis Weiner, M.D.)